UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2005 (September 14, 2005)
Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32367 (Commission File No.)	80-0000545 (IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)
(303) 293-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Contract
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 1.01. Entry Into A Material Definitive Contract
     On September 14, 2005, the Company approved the amendment of the salary and terms of employment of J. Frank Keller, Executive Vice President. Effective October 1, 2005, Mr. Keller will work a reduced schedule of 80% of full-time and his salary will be reduced to $184,000 per annum, which is 80% of his current salary of $230,000. Mr. Keller has informed the Company of his intent to retire effective February 1, 2006.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As discussed above in Item 1.01, J. Frank Keller, Executive Vice President, has informed the Company of his intent to retire effective February 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2005	BILL BARRETT CORPORATION
	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel; and Secretary